FIRST AMENDMENT TO
                           PURCHASE AND SALE CONTRACT
                            (RE: DAVIE SELF STORAGE)


     THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of September 7, 1999, by and between JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a California limited partnership ("Seller") and EVEREST STORAGE HOLDINGS, LLC, a California limited liability company ("Purchaser").


                                  RECITALS:

          A. Purchaser and Seller entered into that certain Purchase and Sale Contract ("Purchase Contract") dated as of July 2, 1999.

          B. Purchaser and Seller desire to amend the Purchase Contract as stated herein.


                                  AGREEMENTS:

          NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt, sufficiency and validity of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendment. Purchaser and Seller hereby amend the Purchase Contract as stated herein. Terms not otherwise defined within this Amendment shall have the meanings ascribed to them in the Purchase Contract. All terms, covenants, conditions and provisions of the Purchase Contract are hereby reinstated, ratified, affirmed and remain in full force and effect, as modified by this Amendment. All references to the Purchase Contract shall, hereafter, include the provisions of this Amendment.

     2. Feasibility Period. Purchaser and Seller hereby acknowledge that the Feasibility Period has expired as of the date of this Amendment and that Purchaser has no further right to terminate the Purchase Contract under Section
5.2 of the Purchase Contract. Within two (2) business days after receipt of Seller's facsimile signature on this Amendment, Purchaser shall deliver the sum of SEVENTY-FIVE THOUSAND DOLLARS ($75,000.00) in cash or other immediately available funds to Escrow Agent as required by Section 3.1.1 of the Agreement.

     3. Closing. The first sentence of Section 7.1.1 of the Purchase Contract is hereby amended such that Closing shall take place on or before October 7, 1999.

     4. Purchase Price. Section 3.1 of the Purchase Contract is hereby amended such that the Purchase Price is FOUR MILLION SEVEN HUNDRED FORTY-FOUR THOUSAND DOLLARS ($4,744,000.00).

     5. Broker Fee. Section 10.1 of the Purchase Contract is hereby amended such that the commission or finder's fees paid to Broker shall be: (a) NINETY-FOUR THOUSAND EIGHT HUNDRED EIGHTY DOLLARS ($94,880.00) to Aztec; and (b) ONE HUNDRED THIRTY-NINE THOUSAND FIVE HUNDRED EIGHTY-SIX AND 42/100 DOLLARS ($139,586.42) to Purchaser (referred to as "Everest" in the Purchase Contract). By execution below, Broker agrees that this Agreement shall amend the separate agreements documenting such commissions or finder's fees.

     6. Binding Effect. This Amendment shall become effective only upon full execution of this Amendment by Purchaser and Seller. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

     7. Counterparts. This Amendment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Purchase and Sale Contract as of the date and year first above written.

                                  PURCHASER:

                                  EVEREST STORAGE HOLDINGS, LLC,
                                  a California limited liability company


                                    By:
                                    Name:
                                    Its:


                                    SELLER:

                              JOHNSTOWN/CONSOLIDATED INCOME PARTNERS,
                              a California limited partnership

By:CONCAP EQUITIES, INC., a Delaware corporation, its Managing General Partner


                                         By:
                                         Name:
                                         Its:


                                         AGREED AND ACCEPTED BY ESCROW AGENT:

                                         FIDELITY NATIONAL TITLE INSURANCE CO.
                                         By:
                                         Name:
                                         Its:

                                         AGREED AND ACCEPTED BY BROKER:

                                         AZTEC GROUP, INC.


                                         By:
                                         Name:
                                         Its: